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Exhibit 32.2

Written Statement of the Executive Vice President and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        Solely for the purposes of complying with 18 U.S.C. Section 1350, I, the undersigned Executive Vice President and Chief Financial Officer of CBOE Holdings, Inc. (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALAN J. DEAN Alan J. Dean March 16, 2011

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  Exhibit 32.2
Written Statement of the Executive Vice President and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002